Exhibit 4.2

FIFTH AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

MASIMO CORPORATION

This Fifth Amended and Restated Registration Rights Agreement (the “Agreement”) is made and entered into as of September 14, 1999, by and among MASIMO CORPORATION, a Delaware corporation (the “Company”) and the undersigned holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock and Series F Preferred Stock of the Company (collectively, the “Purchasers”). This Agreement restates and amends in full the Registration Rights Agreement dated October 30, 1991 among the Company and the holders of Series A Preferred Stock of the Company, the First Amended and Restated Registration Rights Agreement dated May 21, 1992 between the Company and the holders of Series A Preferred Stock and Series B Preferred Stock of the Company, the Second Amended and Restated Registration Rights Agreement dated December 10, 1993 between the Company and the holders of Series A Preferred Stock and Series B Preferred Stock of the Company, the Third Amended and Restated Registration Rights Agreement dated January 17, 1995 by and among the Company and the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and the Fourth Amended and Restated Registration Rights Agreement dated December 3, 1997 by and among the Company and the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series E Preferred Stock.

1. Definitions. As used herein:

(a) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the declaration or ordering of the effectiveness of such registration statement.

(b) For the purposes hereof the term “Registrable Securities” means shares of (i) any and all shares of common stock of the Company issued or issuable upon conversion of the Series A Preferred Stock (the “Series A Shares”), Series B Preferred Stock (the “Series B Shares”), Series C Preferred Stock (the “Series C Shares”), Series E Preferred Stock (the “Series E Shares”) or Series F Preferred Stock (the “Series F Shares”) of the Company issued as of this date or at any time hereafter, (ii) shares of stock issued with respect to or in any exchange for or in replacement of stock included in (i) above which have not been resold to the public in a registered public offering, or (iii) shares of stock issued in respect of the stock referred to in (i) and (ii) as a result of a stock split, stock dividend or the like, which have not been resold to the public in a registered public offering.

(c) The terms “Holder” or “Holders” mean any person or persons to whom Registrable Securities were originally issued and who execute this Agreement or qualifying transferees under Section 11 hereof who hold Registrable Securities.

(d) The term “Initiating Holders” means (i) any Holder or Holders of in the aggregate at least 75% of the Registrable Securities, (ii) any Holder or Holders of at least 75% of the Registrable Securities designated as Series C Shares (iii) any Holder or Holders of at least 75% of the Registrable Securities designated as Series E Shares or (iv) any Holder or Holders of at least 75% of the Registrable Securities designated as Series F Shares.

(e) The term “SEC” means the Securities and Exchange Commission.

2. Demand Registration.

(a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to all or a part of the Registrable Securities, the Company will:

(i) within ten (10) days after the receipt thereof give written notice of the proposed registration, qualification or compliance to all other Holders; and

(ii) as soon as practicable, use its diligent best efforts to effect all such registration, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within 30 days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect such registration pursuant to this Section 2:

(A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act; or

(B) In the case of a request from Initiating Holders described in clause (i) of the definition of Initiating Holders, after the Company has already effected two (2) such registrations pursuant to this subsection 2(a) and such registrations have been declared or ordered effective; or

(C) In the case of a request from Initiating Holders described in clause (ii), (iii) or clause (iv) of the definition of Initiating Holders, after the Company has already effected one (I) such registration pursuant to this subsection 2(a) and such registration has been declared or ordered effective.

Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within 90 days after receipt of the request or requests of the Initiating Holders; provided, however, that if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed at the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have an additional period of not more than 60 days after the expiration of the initial 90 day period within which to file such registration statement. The Company may not provide such a certificate more than once during any 12 month period.

(b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2(a) and the Company shall include such information in the written notice referred to in subsection 2(a)(i). In such event, if so requested in writing by the Company, the Initiating Holders shall negotiate with an underwriter selected by the Company with regard to the underwriting of such requested registration; provided, however, that if a majority in interest of the Initiating Holders have not agreed with such underwriter as to the terms and conditions of such underwriting within 20 days following commencement of such negotiations, a majority in interest of the Initiating Holders may select an underwriter of their choice. The right of any Holder to registration pursuant to Section 2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders of Registrable Securities who have elected to participate in such offering, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among Holders requesting registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If any Holder of Registrable Securities disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter’s marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company, employees of the Company and other holders of the Company’s Common Stock may include securities for its (or their) own account in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

3. Company Registration.

(a) Notice to Holders. If at any time or from time to time, the Company proposes to register any of its securities, for its own account or the account of any of its stockholders other than the Holders, other than a registration relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form (other than Form S-l, S-2 or S-3, or their successor forms) or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

(i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify any securities under applicable blue sky or other state securities laws); and

(ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by any Holder or Holders to be included in any such registration, except as set forth in subsection 3(b) below.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 3(a)(i). In such event the right of any Holder to registration pursuant to Section 3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities and other shares of Common Stock of the Company to be included in the registration and underwriting as well as the number of such shares to be sold by any selling stockholders. In the event of a cutback by the underwriters of the number of Registrable Securities to be included in the registration and underwriting, the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated in proportion to the respective amounts of Registrable Securities held by each of such Holder as of the date of the notice pursuant to subsection 3(a) above. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

4. Form S-3. After the Company has qualified as a registrant whose securities may be sold pursuant to Form S-3, it shall upon the request of any Holder notify such Holder that it so qualifies. After the Company has qualified for the use of Form S-3, Holders of Registrable Securities shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holders), subject only to the following:

(a) The Company shall not be required to effect a registration pursuant to this Section 4 within 90 days of the effective date of any registration referred to in Sections 2 and 3 above.

(b) The Company shall not be required to effect a registration pursuant to this Section 4 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $500,000.

(c) The Company shall not be required to effect more than one registration pursuant to this subsection 4 in any 12 month period.

The Company shall promptly give written notice to all Holders of the receipt of a request for registration pursuant to this subsection 4 and shall provide a reasonable opportunity for such Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of subsection 2(b) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition. Any registration pursuant to Section 4 shall not be counted as registration pursuant to Section 2.

5. Expenses of Registration. All reasonable expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement, including, without limitation, all registration, filing and qualification fees, printing expenses, reasonable fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company except as follows:

(a) The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 2, the request for which has been subsequently withdrawn by the Initiating Holders, in which such case, such expenses shall be borne by the Holders requesting such withdrawal; provided, however, that if such withdrawal is primarily due to a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Company shall be required to pay such expenses and the Holders shall retain their rights pursuant to Section 2.

(b) The Company shall not be required to pay fees of legal counsel of a Holder except for the reasonable fees of a single counsel acting on behalf of all selling Holders, or to pay underwriters’ fees, discounts or commissions relating to Registrable Securities.

6. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

(a) Keep such registration, qualification or compliance pursuant to Sections 2, 3 or 4 effective for a period of 180 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

(b) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them; and

(c) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

(d) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) a copy of an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a copy of a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

7. Indemnification.

(a) The Company will indemnify and hold harmless each Holder of Registrable Securities, each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company relating to action or inaction required of the Company in connection with any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein, and provided further that the agreement of the Company to indemnify any underwriter and any person who controls such underwriter contained herein with respect to any such preliminary prospectus shall not inure to the benefit of any underwriter, from whom the person asserting any such claim, loss, damage, liability or action purchased the stock which is the subject thereof, if at or prior to the written confirmation of the sale of such stock, a copy of the prospectus (or the prospectus as amended or supplemented) was not sent or delivered to such person, excluding the documents incorporated therein by reference, and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as amended or supplemented).

(b) Each Holder, severally and not jointly, will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein, and provided further that the agreement of the Holder to indemnify any underwriter and any person who controls such underwriter contained herein with respect to any such preliminary prospectus shall not inure to the benefit of any underwriter, from whom the person asserting any such claim, loss, damage, liability or action purchased the stock which is the subject thereof, if at or prior to the written confirmation of the sale of such stock, a copy of the prospectus (or the prospectus as amended or supplemented) was not sent or delivered to such person, excluding the documents incorporated therein by reference, and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as amended or supplemented); provided, however, that in no event shall the indemnification provided by any Holder hereunder exceed the gross proceeds received by such Holder for the sale of such Holder’s securities pursuant to such registration.

(c) Each party entitled to indemnification under this Section 7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure is materially prejudicial to an Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

8. Lock-Up Provision. Upon receipt of a written request by the Company or by its underwriters, the Holders shall not sell, sell short, grant an option to buy, or otherwise dispose of shares of the Company’s Common Stock or other securities (except for any such shares included in the registration) for a period of one hundred eighty (180) days following the effective date of the registration of the Company’s securities; provided, however, that (i) such Holder shall have no obligation to enter into the agreement described herein unless the executive officers, directors and holders of five percent (5%) or more of the outstanding voting securities of the Company and all other Holders and holders of other registration rights from the Company, if any, enter into similar agreements, and (ii) nothing herein shall prevent any Holder that is a partnership or a corporation from making a distribution of Registrable Securities to its partners or stockholders that is otherwise in compliance with applicable securities laws. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 180-day period.

9. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

10. Rule 144 Reporting. With a view to making available to Holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times after a public market exists for the Common Stock of the Company to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144;

(b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(c) So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon such Holder’s reasonable request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

11. Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities of a Holder and keep information available, granted to a Holder by the

Company under Sections 2, 3, 4 and 10 may be assigned by any Holder to a transferee or assignee of at least 50,000 shares (including shares transferred by any affiliate of a Holder and as adjusted for stock splits, stock dividends, reorganizations and the like from the date hereof) of its Registrable Securities not sold to the public or up to three transferees or assignees of any shares of its Registrable Securities not sold to the public that are partners, stockholders or affiliates of such Holder, provided, that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, and provided further, that any such transferee or assignee shall agree in writing to become subject to the obligations of the transferring Holder hereunder and shall expressly agree not to transfer such rights other than to a purchaser of at least 50,000 shares (adjusted as described above) of Registrable Securities not sold to the public.

12. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of sixty percent (60%) of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Section 2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included.

13. Miscellaneous: Restatement and Amendment of October 30, 1991, May 21, 1992, December 10, 1993, January 17, 1995 and December 3, 1997 Registration Rights Agreements.

(a) Any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Holders holding at least sixty percent (60%) of the outstanding Registrable Securities. Any amendment or waiver affected in accordance with this paragraph shall be binding upon the parties hereto and their successors and assigns.

(b) This Agreement shall be governed in all respects by the laws of the State of California, without giving effect to its principles regarding conflicts of law.

(c) This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject hereof. The Company, Tamalpais Associates, L.P., Fiebusch & Co., Inc., VSI Investors and Jose A. Nessim and Freda Nessim, Trustees of the Jose A. Nessim and Freda Nessim Trust, 1971 (the “Series A Holders”) acknowledge and agree that this Agreement restates and amends in full the Registration Rights Agreement dated October 30, 1991 by and among the Company and the Series A Holders. The Company, DSV Partners and the Series A Holders acknowledge and agree that this Agreement restates and amends in full the First Amended and Restated Registration Rights Agreement dated May 21, 1992 by and among the Company, DSV Partners and the Series A Holders. The Company, DSV Partners, the Series A Holders and Fiebusch & Co., Inc., VSI Investors and Dr. Jeremy Swan (collectively, the “Series B Holders”) acknowledge and agree that this Agreement restates and amends in full the Second Amended and Restated Registration Rights Agreement dated December 10, 1993 by and among the Company, DSV Partners, the Scries A Holders and the Series B Holders. The Company, DSV Partners, the Series A

Holders, the Series B Holders, The Vertical Fund and Vertical Partners, Ltd. acknowledge and agree that this Agreement restates and amends in full the Third Amended and Restated Registration Rights Agreement dated January 17, 1997 by and among the Company, DSV Partners, the Series A Holders, the Series B Holders, The Vertical Fund and Vertical Partners, Ltd. The Company, DSV Partners, the Series A Holders, the Series B Holders, Chancellor Private Capital Partners III, L.P., Chancellor Private Capital Offshore Partners II, L.P., Chancellor Private Capital Offshore Partners I, C.V., Citiventure 96 Partnership, L.P., Invesco Global Health Sciences Fund (Invesco Funds Group Inc.), The Liberman Family Trust dated December 13, 1989, Berkeley Investments, Ltd., Daystar Realty, Ltd., Dr. Ernesto Gangitano, The John F. Vogt Family Trust dated November 7, 1989 and Dennis Peterson (collectively with The Vertical Fund and Vertical Partners, Ltd., the “Series C Holders”), WPG-Farber, Weber Present Fund, L.P., WPG-Farber, Weber Overseas, L.P., WPG-Faber, Present QP Fund, L.P., WPG-Farber, Present Overseas, L.P., 3GT Investment Partnership, Edward A. Fortino and Dayle Duchossois Fortino, Craig J. Duchossois, Kimberly Duchossois, The Richard Duchossois Revocable Trust dated January 18, 1980, Westfield Performance Fund, Westfield Technology Fund, ABS Employees’ Venture Fund, LP, Patrick Seaver, Scott C. Hornick, Ryan Drant, Gordon H. Olson, Stephen C. Jensen, Louis J. Knobbe, Gerard von Hoffman, William H. Nieman, Richard C. Riggs, Jr., Moore Global Investments, Ltd., Remington Investment Strategies, LP, James P. Scopa, Stradling Yocca Carlson & Rauth Investment Partnership of 1982, Tennyson Private Placement Opportunity Fund, LLP, Timothy M. Murphy and Irene P. Gallo Murphy, Greenwood Equities, LLC, Juliet Challenger, Inc., The Henry L. Hillman Trust dated November 18, 1985, Thomas G. Bigley and C.G. Grefenstette, Trustees Under Agreements of Trust Dated December 30, 1976 for Children of Juliet Lea Hillman Simonds, Thomas G. Bigley and C.G. Grefenstette, Trustees Under Agreements of Trust Dated December 30, 1976 for Children of Audrey Hillman Fisher, Thomas G. Bigley and C.G. Grefenstette, Trustees Under Agreements of Trust Dated December 30, 1976 for Children of Henry Lea Hillman, Jr., Thomas G. Bigley and C.G. Grefenstette, Trustees Under Agreements of Trust dated December 30, 1976 for Children of William Talbott Hillman, Thomas R. Hitchner, and COLIN Corporation (collectively, the “Series E Holders”) acknowledge and agree that this Agreement restates and amends in full the Fourth Amended and Restated Registration Rights Agreement dated December 3, 1997 by and among the Company, DSV Partners, the Series A Holders, Series B Holders, Series C Holders and Series E Holders.

(d) All notices and other communications required or permitted hereunder shall be in writing and shall be personally delivered, mailed by first class mail, postage prepaid, or delivered by Federal Express overnight delivery, addressed to the Holder’s address set forth below its representative’s signature or, if to the Company, at the following address:

Masimo Corporation

2852 Kelvin Avenue

Irvine, California 92614

or at such other address as the Company or any Holder shall hereafter furnish in writing. Notices that are mailed shall be deemed delivered three (3) days after deposit in the United States mail.

(e) In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(f) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

(g) Should any litigation or arbitration be commenced by any party hereto concerning any provision of this Agreement, then the prevailing party in such litigation or arbitration shall be entitled to, in addition to such other relief as may be granted, reasonable attorneys’ fees, expert witness expenses, and other costs.

IN WITNESS WHEREOF, the parties have executed this Fourth Amended and Restated Registration Rights Agreement as of the date and year first above written.

COMPANY:

MASIMO CORPORATION

	By:	/s/ Joe E. Kiani
Joe E. Kiani, President

PURCHASERS:

Address:	TAMALPAIS ASSOCIATES, LP.

c/o Feibusch & Co., Inc. 80 E. Sir Francis Blvd. 3D Larkspur, California 94939	By:	Laurel Grove Trust, G.P.
	By:	/s/ Feibusch
Shares:
	Print Name:	Feibusch
200,000 Series A Preferred
	Its:	Trustee

Address:	JOSE A. NESSIM AND FREDA NESSIM TRUST, 1971

9730 Wilshire Blvd., #200 Beverly Hills, California 90212

Shares:	By:	/s/ Jose A. Nessim TT
Jose A. Nessim, Trustee
47,726 Series A Preferred 50,000 Series B Preferred
	By:	/s/ Freda Nessim TT
Freda Nessim, Trustee

Address:	FEIBUSCH & CO. INCORPORATED

80 E. Sir Francis Blvd, 3D Larkspur, California 94939	By:	/s/ Feibusch
	Print Name:	Feibusch
Shares:
	Its:	President
398,061 Series A Preferred 110,000 Series B Preferred

Address:	DSV PARTNERS IV

1920 Main Street, #820 Irvine, California 92614	By: DSV MANAGEMENT, LTD.

Shares:	By:	/s/ James R. Bergman
925,000 Series B Preferred	Print Name:	James R. Bergman
	Its:	General Partner

Address:	DR. JEREMY SWAN

250 No. San Rafael Pasedena, California 91105
/s/ Jeremy Swan
Shares: 12,500 Series B Preferred	Dr. Jeremy Swan

Address:	THE VERTICAL FUND

100 New Town Lane, #2 East Hampton, New York 11937	By: THE VERTICAL GROUP, INC., general partner

Shares:
	By:	/s/ Jack Lasersohn
245,398 Series C Preferred
Print Name:

Its:

Address:	VERTICAL PARTNERS LTD.

100 New Town Lane, #2 East Hampton, New York 11937	By: THE VERTICAL GROUP, INC., general partner

Shares:
	By:	/s/ Jack Lasersohn
61,350 Series C Preferred
Print Name:

Its:

Chancellor Private Capital Partners III, L.P.

BY: CPCP Associates, L.P., its general partner
BY: INVESCO Private Capital, Inc.,
Address:	its general partner

c/o INVESCO Private Capital, Inc. 1166 Avenue of the Americas, 27th Floor New York, New York 10036	By:	/s/ Howard Goldstein

Shares:	Print Name:	Howard Goldstein

197,816 Series C Preferred	Title:	Managing Director

Citiventure 96 Partnership, L.P.
Address:

c/o INVESCO Private Capital, Inc. 1166 Avenue of the Americas, 27th Floor New York, New York 10036	BY: INVESCO Private Capital Inc. as investment advisor
	By:	/s/ Howard Goldstein

Shares:	Print Name:

753,836 Series C Preferred	Title:

Chancellor Private Capital Offshore Partners II, L.P.

Address:	BY: CPCO Associates, L.P., its general partner
BY: INVESCO Private Capital, Inc., its general partner
c/o INVESCO Private Capital, Inc. 1166 Avenue of the Americas, 27th Floor New York, NY 10036	By:	/s/ Howard Goldstein

Shares:	Print Name:

325,997 Series C Preferred	Title:

Chancellor Private Capital Offshore Partners I,C.V.

Address:	BY: Chancellor KME IV Partner, L.P., its investment general partner
c/o INVESCO Private Capital, Inc. 1166 Avenue of the Americas, 27th Floor New York, New York 10036	BY: INVESCO Private Capital, Inc., its general partner
	By:	/s/ Howard Goldstein

Shares:	Print Name:

26,341 Series C Preferred	Title:

Address:	INVESCO GLOBAL HEALTH SCIENCES FUND

7800 East Union Avenue Denver, Colorado 80237	By:

Shares:	Print Name:

125,000 Series C Preferred	Title:

Address:	BERKELEY INVESTMENT LTD.

1180 Avenue of the Americas, Suite 1900 New York, New York 10036-8401	By:	/s/ Kishore Mirchandani

Shares:	Print Name:	Kishore Mirchandani

31,250 Series C Preferred	Title:	Director

Address:	DAYSTAR REALTY LTD.

34-09 Queens Boulevard Long Island City, New York 11101	By:

Shares:	Print Name:

31,250 Series C Preferred	Title:

Address:	THE LIBERMAN FAMILY TRUST

1525 Camino Lindo
South Pasadena, California 90130	By:	/s/ Ricardo L. Liberman
Ricardo L. Liberman, Trustee

Shares:

12,500 Series C Preferred	By:	/s/ Patricia U. Liberman
Patricia U. Liberman, Trustee

Address:	DR. ERNESTO GANGITANO

1341 Descanso Dr.
La Canada, California 91011	/s/ Ernesto Gangitano
Dr. Ernesto Gangitano
Shares: 12,500 Series C Preferred

Address:	JOHN F. VOGT FAMILY TRUST 11/7/89

625 Cumberland Road Glendale, California 91202	By:	/s/ John F. Vogt
John F. Vogt, Trustee
Shares:

12,500 Series C Preferred	By:	/s/ Nancy R.Vogt
Nancy R.Vogt, Trustee

Address:	DR. DENNIS C. PETERSON, M.D.

338 SW Greenwood Avenue Topeka, Kansas 66606-1230	/s/ Dennis C. Petterson, M.D.
Dennis C. Petterson, M.D.
Shares: 12,500 Series C Preferred

Address:	3GT INVESTMENT PARTNERSHIP

845 Larch Avenue Elmhurst, Illinois 60126	By:	/s/ Craig J. Duchossois

Shares:	Print Name:	Craig J. Duchossois

30,000 Series D Preferred 50,002 Series E Preferred	Its:	Trustee

Address:	CRAIG J. DUCHOSSOIS

845 Larch Avenue Elmhurst, Illinois 60126	/s/ Craig J. Duchossois
Craig J. Duchossois

Shares:

8,000 Series D Preferred 6,223 Series E Preferred

Address:	KIMBERLY T. DUCHOSSOIS

845 Larch Avenue Elmhurst, Illinois 60126	/s/ Kimberly T. Duchossois
Kimberly T. Duchossois
Shares:

8,000 Series D Preferred
6,223 Series E Preferred

Address:	RICHARD L. DUCHOSSOIS REVOCABLE TRUST U/A/D 1/18/80
845 Larch Avenue Elmhurst, Illinois 60126
/s/ Craig J. Duchossois
Shares:	Craig J. Duchossois, Trustee

8,000 Series D Preferred
6,223 Series E Preferred

Address:	WPG-FARBER, WEBER PRESENT FUND, L.P.

590 Madison Avenue, 27th Floor
New York, New York 10022	By:	/s/ Richard Pollack

Shares:	Print Name:	Richard Pollack

366,279 Series E Preferred	Its:	General Counsel

Address:	WPG-FARBER WEBER OVERSEAS, L.P.

One New York Plaza	By: Weiss, Peck & Greer, LLC, as a General Partner
New York, New York 10004-1950

Shares:	By:	/s/ Richard Pollack

20,339 Series E Preferred	Print Name:	Richard Pollack

	Its:	General Counsel

Address:	WPG-FARBER, PRESENT QP FUND, L.P.

One New York Plaza	By: Weiss, Peck & Greer, LLC, as a General Partner
New York, New York 10004-1950

Shares:	By:	/s/ Richard Pollack

1,462 Series E Preferred	Print Name:	Richard Pollack

	Its:	General Counsel

Address:	WPG-FARBER, PRESENT OVERSEAS, L.P.

One New York Plaza	By: Weiss, Peck & Greer, LLC, as a General Partner
New York, New York 10004-1950

Shares:	By:	/s/ Richard Pollack

809 Series E Preferred	Print Name:	Richard Pollack

	Its:	General Counsel

Address:	EDWARD A. FORTINO AND DAYLE DUCHOSSOIS FORTINO
845 Larch Avenue Elmhurst, Illinois 60126
/s/ Edward A. Fortino
Shares:	Edward A. Fortino

22,223 Series E Preferred	/s/ Dayle Duchossois Fortino
Dayle Duchossois Fortino

Address:	WESTFIELD PERFORMANCE FUND

Westfield Capital Management One Financial Center, 23rd Floor Boston, Massachusetts 02111	By:	/s/ C. Michael Hazard

	Print Name:	C. Michael Hazard

Shares:	Its:

66,600 Series E Preferred

Address:	WESTFIELD TECHNOLOGY FUND

Westfield Capital Management One Financial Center, 23rd Floor	By:	/s/ C. Michael Hazard
Boston, Massachusetts 02111	Print Name:	C. Michael Hazard

Shares:
Its:
11,100 Series E Preferred

Address:	ABS EMPLOYEES’ VENTURE FUND, LP

375 W. Padonia Road Timonium, Maryland 21093	By:	/s/ Margaret-May V. Reston

Shares:	Print Name:	Margaret-May V. Reston

23,132 Series E Preferred	Its:	VP of Alex. Brown Investments Inc.
GP of the Partnership

Address:	PATRICK SEAVER

650 Town Center Drive, Suite 2000
Costa Mesa, California 92626	/s/ Patrick Seaver
Patrick Seaver
Shares: 5,555 Series E Preferred

Address:	SCOTT HORNICK

223 S. Bayberry Street
Orange, California 92869	/s/ Scott Hornick
Scott Hornick
Shares: 2,000 Series E Preferred

Address:	RYAN DRANT

1119 St. Paul Street
Baltimore, Maryland 21202-6423	/s/ Ryan Drant
Ryan Drant
Shares: 1,111 Series E Preferred

Address:	GORDON H. OLSON

4032 Calle Ariana
San Clemente, California 92622	/s/ Gordon H. Olson
Gordon H. Olson
Shares: 2,000 Series E Preferred

Address:	STEPHEN C. JENSEN

13672 Yellowstone Drive Santa Ana, California 92705	/s/ Stephen C. Jensen
Stephen C. Jensen
Shares: 1,000 Series E Preferred

Address:	LOUIS J. KNOBBE

11670 Skyline Drive
Santa Ana, California 92705	/s/ Louis J. Knobbe
Louis J. Knobbe
Shares: 1,000 Series E Preferred

Address:	GERARD VON HOFFMANN

620 Newport Center Drive – 16th Floor Newport Beach, California 92660	/s/ Gerard von Hoffmann
Gerard von Hoffmann
Shares: 1,000 Series E Preferred

Address:	WILLIAM H. NIEMAN

1821 Whitestone
Santa Ana, California 92705	/s/ William H. Nieman
William H. Nieman
Shares: 1,000 Series E Preferred

Address:	RICHARD C. RIGGS, JR.

1405 Parker Road Baltimore, Maryland 21227	/s/ Richard C. Riggs, Jr.
Richard C. Riggs, Jr.
Shares: 11,111 Series E Preferred

Address:	MOORE GLOBAL INVESTMENTS, LTD.

1251 Avenue of the Americas	By: Moore Capital Management, Inc.
53rd Floor
New York, New York 10022
	By:	/s/ Kevin Shannon
Shares:
	Print Name:	Kevin Shannon
637,779 Series E Preferred
	Its:	CFO

Address:	REMINGTON INVESTMENT STRATEGIES, L.P.

1251 Avenue of the Americas, 53rd Floor New York, New York 10020	By: Moore Capital Advisors, LLC

Shares:
	By:	/s/ Kevin Shannon
140,000 Series E Preferred
	Print Name:	Kevin Shannon

	Its:	CFO

Address:	JAMES P. SCOPA

2650 Pierce Street
San Francisco, California 94123	/s/ James P. Scopa
James P. Scopa
Shares: 2,200 Series E Preferred

Address:	STRADLING YOCCA CARLSON & RAUTH INVESTMENT PARTNERSHIP OF 1982
660 Newport Center Drive, Suite 1600 Newport Beach, California 92660
/s/ Micheal K. Flynn
Michael K. Flynn, Shareholder
Shares: 3,700 Series E Preferred

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	PETER BOATRIGHT

By:	/s/ Peter Boatright
Print Name:	Peter Boatright
Title:	Owner
Address:	4932 N.W. 31st ST.
Oklahoma City, Ok. 73122
Phone:	(405) 947-2428
Fax:	(405) 947-4556

Dated: September 28, 1999

Address:	TENNYSON PRIVATE PLACEMENT OPPORTUNITY FUND, LLP
29 W. Susquehanna Avenue, 4th Floor Towson, Maryland 21204

Shares:	By:	/s/ Alfred M. Walpert

50,000 Series E Preferred	Print Name:	Alfred M. Walpert

	Its:	Managing Member

Address:	TIMOTHY M. MURPHY AND IRENE P. GALLO MURPHY
55 Buick Street
Watertown, Massachusetts 02172	/s/ Timothy M. Murphy
Timothy M. Murphy
Shares:

10,000 Series E Preferred	/s/ Irene P. Gallo Murphy
Irene P. Gallo Murphy

Address:	GREENWOOD EQUITIES, LLC

36 S. Charles Street Baltimore, Maryland 21201
	By:	/s/ Standard T. Klinefelter
Shares:
	Print Name:	Standard T. Klinefelter
11,111 Series E Preferred
	Its:	Managing Member

Address:	JULIET CHALLENGER, INC.

824 Market Street, Suite 900 Wilmington, Delaware 19801
	By:	/s/ Andrew H. McQuarrie
Shares:
	Print Name:	Andrew H. McQuarrie
361,111 Series E Preferred
	Its:	Vice President

Address:	HENRY L. HILLMAN TRUST U/A DATED NOVEMBER 18, 1985
1800 Grant Building Pittsburgh, Pennsylvania 15219
/s/ C.G. Grefenstette
Shares: 83,333 Series E Preferred	C.G. Grefenstette, Trustee

Address:	TRUST DATED 12/30/76 FOR CHILDREN OF JULIET LEA HILLMAN SIMONDS
1800 Grant Building Pittsburgh, Pennsylvania 15219
/s/ Thomas G. Bigley
Shares:	Thomas G. Bigley, Trustee

27,778 Series E Preferred	/s/ C.G. Grefenstette
C.G. Grefenstette, Trustee

Address:	TRUST DATED 12/30/76 FOR CHILDREN OF AUDREY HILLMAN FISHER
1800 Grant Building Pittsburgh, Pennsylvania 15219
/s/ Thomas G. Bigley
Shares:	Thomas G. Bigley, Trustee

27,778 Series E Preferred	/s/ C.G. Grefenstette
C.G. Grefenstette, Trustee

Address:	TRUST DATED 12/30/76 FOR CHILDREN OF HENRY LEA HILLMAN, JR.
1800 Grant Building Pittsburgh, Pennsylvania 15219
/s/ Thomas G. Bigley
Shares:	Thomas G. Bigley, Trustee

27,778 Series E Preferred
/s/ C.G. Grefenstette
C.G. Grefenstette, Trustee

Address:	TRUST DATED 12/30/76 FOR CHILDREN OF WILLIAM TALBOTT HILLMAN
1800 Grant Building Pittsburgh, Pennsylvania 15219
/s/ Thomas G. Bigley
Shares:	Thomas G. Bigley, Trustee

27,778 Series E Preferred	/s/ C.G. Grefenstette
C.G. Grefenstette, Trustee

Address:	THOMAS R. HITCHNER

200 Wyndhurst Avenue Baltimore, Maryland 21210	/s/ Thomas R. Hitchner
Thomas R. Hitchner
Shares: 4,445 Series E Preferred

Address:	COLIN CORPORATION

2007-1
Hayasaki	By:	/s/ Masayuki Shinoda
Komachi City, Aichi Pref, Japan	Print Name:	Masayuki Shinoda
485-8501	Title:	Chairman & CEO

Shares:

33,333 Series E Preferred

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, referred to as the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	Greystone Investments Limited

By:	/s/ P.R. /s/ J.W.

Print Name:	Pierson Management (Cayman) Limited
Title:	Director
Address:	Grand Pavilion
Comercial Center
802 West Bay Road
Phone:	1345 9497942
Fax:	1345 9496589

Date: September 29th 1999

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	HOWARD BALTER

By:	/s/ J.S. for Howard Balter
Print Name:	Howard Balter
Title:	CEO, Net2Phone
Address:	1034 Reads Lane
Far Rockaway, NY
Phone:	201-928-4480
Fax:	201-928-2611

Dated: September     , 1999

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	JOE MARSH

By:	/s/ Joe Marsh
Print Name:	Joe Marsh
Title:
Address:	605 Surfside Dr.
Akron, Ohio
44319
Phone:	(330) 645-0181
Fax:	(330) 645-9309

Dated: September 29, 1999

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	MOSS FOREST VENTURE

By:	/s/ Frank H Montgomery Jr
Print Name:	Frank H Montgomery Jr
Title:	General Partner
Address:	113, Eastpointe Circle
Madison, MS 39110
Phone:	601-853-0929
Fax:	601-853-7610

Dated: September 24, 1999

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Southern Form Bureau
Name of Purchaser:	Casualty Insurance Company

By:	/s/ David E. Stipe
Print Name:	David E. Stipe
Title:	Assistant Investment Advisor
Address:	P.O. Box 1800
Ridgeland, MS
Phone:	601-957-4459
Fax:	601-957-4636

Dated: September 24, 1999

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	Michael Nussbaum

By:	/s/ Michael Nussbaum
Print Name:	Michael Nussbaum
Title:	Investor
Address:	P.O. Box 1895
Escondido, CA 92033
Phone:	858 756 6502
Fax:	858 756 6504

Dated: September 27, 1999

Street Address:

7097, Rancho La Cima Dr.

Rancho Santa Fe, CA 92067

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	Michael Nussbaum TTee For Acc Pension Plan & Trust

By:	/s/ Michael Nussbaum
Print Name:	Michael Nussbaum
Title:	TTee
Address:	7097 Rancho La Cima R
Rancho Santa Fe CA 92067
Mailing:	P.O. Box 1895 ESCONDIDO, C92033
Phone:	858-756-6507
Fax:	858-756-6504

Date: 10/11/99

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	Juliet Challenger, Inc.

By:	/s/ Andrew H. McQuarrie
Print Name:	Andrew H. McQuarrie
Title:	Vice President
Address:	824 Market Street
Suite 900
Wilmington, DE 19801
Phone:	302-655-4133
Fax:	302-656-4884

Date: September 29, 1999

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	C.G. Grefenstette and Thomas G. Bigley Trustees

By:	/s/ T.G. Bigley

/s/ C.G. Grefenstette
Print Name:	C.G. Grefenstette
Title:	Trustee
Address:	1800 Grant Building
Pittsburgh, PA. 15219
Phone:	412-338-3456
Fax:	412-338-3696

Dated: September 30, 1999

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	C.G. GREFENSTETTE AND THOMAS G. BIGLEY TRUSTEES U/A/T DATED 12/30/76 FOR CHILDREN OF JULIET LEA HILLMAN SIMONDS

By:	/s/ T.G. Bigley

/s/ C.G. Grefenstette
Print Name:

Title:

Address:

Phone:

Fax:

Dated: September     , 1999

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	C.G. GREFENSTETTE AND THOMAS G. BIGLEY TRUSTEES U/A/T DATED 12/30/76 FOR CHILDREN OF HENRY LEA HILLMAN, JR.,

By:	/s/ T.G. Bigley

/s/ C.G. Grefenstette

Print Name:

Title:

Address:

Phone:

Fax:

Dated: September     , 1999

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	C.G. GREFENSTETTE AND THOMAS G. BIGLEY TRUSTEES U/A/T DTD, 12/30/76 FOR CHILDREN OF AUDREY HILLMAN FISHER

By:	/s/ T.G. Bigley

/s/ C.G. Grefenstette
Print Name:
Title:
Address:

Phone:
Fax:

Dated: September     , 1999

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	C.G. Grefenstette and Thomas Bigley Trustees

By:	/s/ T.G. Bigley

/s/ C.G. Grefenstette
Print Name:

Title:	Trustee

Address:	1800 Grant Building Pittsburgh, PA, 15219

Phone:	412-338-3456

Fax:	412-338-3686

Dated: September 30, 1999

OMNIBUS SIGNATURE PAGE TO

MASIMO CORPORATION

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

ESCROW AGREEMENT

The undersigned hereby executes and delivers (i) the Series F Preferred Stock Purchase Agreement, (ii) the Fifth Amended and Restated Registration Rights Agreement, and (iii) the Escrow Agreement to which this Signature Page is attached (collectively, the “Agreements”), which, together with all counterparts of the Agreements and Signature Pages of the other parties named in said Agreements, shall constitute one and the same document in accordance with the terms of the Agreements.

Name of Purchaser:	TENNYSON FUND II, LLLP

By:	/s/ Alfred M. Walpert
Print Name:	Alfred M. Walpert
Title:	Managing Member
Address:	29 W. Susquehanna Ave. 4th FL.
Baltimore, MD 21204
Phone:	410-296-1888
Fax:	410-828-6084

Dated: September 7, 1999

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (the “Agreement”) is entered into as of this 7th day of September, 2000, by and between Masimo Corporation, a Delaware Corporation (the “Company”), and GE Marquette Medical Systems, Inc. (the “Purchaser”).

RECITALS

WHEREAS, the Company and the Purchaser have entered into that certain Series F Preferred Stock Purchase Agreement (the “Purchase Agreement”) dated concurrently herewith.

WHEREAS, pursuant to the Purchase Agreement the Purchasers are entitled to certain registration rights as provided in the Company’s Fifth Amended and Restated Registration Rights Agreement dated September 14, 1999 (the “Amended Registration Rights Agreement”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Joinder to the Amended Registration Rights Agreement. The Purchaser hereby agrees to become a party to and be bound by, the terms and conditions of the Amended Registration Rights Agreement, a copy of which is attached hereto as Exhibit A. The Purchaser shall be considered a “Holder” under the terms of the Amended Registration Rights Agreement and all terms and conditions contained therein relating to Registrable Securities shall include the 454,546 shares of the Common Stock issued or issuable upon conversion of the Series F Preferred Stock purchased by the Purchaser pursuant to the Purchase Agreement. The Company acknowledges and agrees that the Purchaser is a party to the Amended Registration Rights Agreement and is entitled to all rights thereunder.

2. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement and the Amended Registration Rights Agreement.

IN WITNESS WHEREOF, the parties have entered into this Joinder Agreement as of the date herein first above written.

MASIMO CORPORATION		GE MARQUETTE MEDICAL SYSTEMS, INC.

By:	/s/ Joe E. Kiani	By:	/s/ Kevin M. King
	Joe E. Kiani	Print Name:	Kevin M. King

	President and Chief Executive Officer	Title:	Vice President & GM Clinical System
		Address:	8200 W. Tower Ave,
MilwauKee, WI 53223
		Phone:	414-362-2573
		Fax:	414-362-2824

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (the “Agreement”) is entered into as of this 14th day of March, 2001, by and between Masimo Corporation, a Delaware corporation (the “Company”), and Abbott Laboratories, an Illinois corporation (the “Purchaser”).

RECITALS

WHEREAS, the Company and the Purchaser have entered into that certain Series G Preferred Stock Purchase Agreement (the “Purchase Agreement”) dated concurrently herewith.

WHEREAS, pursuant to the Purchase Agreement the Purchaser is entitled to certain registration rights as provided in the Company’s Fifth Amended and Restated Registration Rights Agreement dated September 14, 1999 (the “Amended Registration Rights Agreement”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Joinder to the Amended Registration Rights Agreement. The Purchaser hereby agrees to become a party to and be bound by the terms and conditions of the Amended Registration Rights Agreement, a copy of which is attached hereto as Exhibit A. The Purchaser shall be considered a “Holder” under the terms of the Amended Registration Rights Agreement and all terms and conditions contained therein relating to Registrable Securities shall include the 1,000,000 shares of the Common Stock issued or issuable upon conversion of the Series G Preferred Stock purchased by the Purchaser pursuant to the Purchase Agreement. For purposes of applying the 75% requirement for “Initiating Holders” under Section (l)(d)(iv) of the Amended Registration Rights Agreement, the Series G Stock shall be counted along with the Series F Shares. The Company acknowledges and agrees that the Purchaser is a party to the Amended Registration Rights Agreement and is entitled to all rights thereunder.

2. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement and the Amended Registration Rights Agreement.

IN WITNESS WHEREOF, the parties have entered into this Joinder Agreement as of the date herein first above written.

MASIMO CORPORATION		ABBOTT LABORATORIES

By:	/s/ Joe E. Kiani	By:	/s/ Christopher B. Begley
	Joe E. Kiani		Christopher B. Begley
	President and		President, Hospital Products Division and
	Chief Executive Officer		Senior Vice President
200 Abbott Park Road
Abbott Park, IL 60064
Facsimile Number: (847) 937-2927

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (the “Agreement”) is entered into as of this l4th day of September, 2001, by and between Masimo Corporation, a Delaware corporation (the “Company”), and Datascope Corp., a Delaware corporation (the “Purchaser”).

RECITALS

WHEREAS, the Company and the Purchaser have entered into that certain Series G Preferred Stock Purchase Agreement (the “Purchase Agreement”) dated concurrently herewith.

WHEREAS, pursuant to the Purchase Agreement the Purchaser is entitled to certain registration rights as provided in the Company’s Fifth Amended and Restated Registration Rights Agreement dated September 14, 1999 (the “Amended Registration Rights Agreement”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Joinder to the Amended Registration Rights Agreement. The Purchaser hereby agrees to become a party to and be bound by the terms and conditions of the Amended Registration Rights Agreement, a copy of which is attached hereto as Exhibit A. The Purchaser shall be considered a “Holder” under the terms of the Amended Registration Rights Agreement and all terms and conditions contained therein relating to Registrable Securities shall include the 384,616 shares of the Common Stock issued or issuable upon conversion of the Series G Preferred Stock purchased by the Purchaser pursuant to the Purchase Agreement. For purposes of applying the 75% requirement for “Initiating Holders” under Section (l)(d)(iv) of the Amended Registration Rights Agreement, the Series G Stock shall be counted along with the Series F Shares. The Company acknowledges and agrees that the Purchaser is a party to the Amended Registration Rights Agreement and is entitled to all rights thereunder.

2. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement and the Amended Registration Rights Agreement.

IN WITNESS WHEREOF, the parties have entered into this Joinder Agreement as of the date herein first above written.

MASIMO CORPORATION		DATASCOPE CORP.

By:	/s/ Joe E. Kiani	By:	/s/ Lawrence Saper
	Joe E. Kiani President and Chief Executive Officer		Lawrence Saper Chairman and Chief Executive Officer 14 Philips Parkway
Monrvale, NJ 07645